Exhibit 99.77(q)(1)

ITEM 77Q-1 Exhibits

(a)(1)      Articles of Amendment dated April 2, 2015 regarding the dissolution of Voya Core Equity Research Fund – Filed herein.

(e)(1)      Amended and Restated Investment Management Agreement dated November 18, 2014, as amended and restated May 1, 2015 between Voya Investments, LLC and Voya Series Fund, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 189 to the Registrant’s Form N-1A Registration Statement on May 29, 2015 and incorporated herein by reference.